UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

Friedman Industries, Incorporated

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-07521 (Commission File Number)	74-1504405 (IRS Employer Identification No.)

4001 Homestead Road Houston, Texas (Address of principal executive offices)		77028 (Zip Code)

713-672-9433
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On February 11, 2005, Friedman Industries, Incorporated (the “Company”) issued a press release reporting its restated earnings results for the quarter ended September 30, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information provided in response to this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     During the financial reporting process associated with the Company’s financial results for the quarter ended December 31, 2004, the Company determined that it had over accrued accounts payable at September 30, 2004 as the result of double booking a liability for materials received. During the quarter ended September 30, 2004, the Company received steel coils and recorded a liability for this purchase. Subsequently, these same coils were shipped to other companies for processing into slit coils or pipe. After processing, the Company received the material and incorrectly recorded a liability for the entire receipt instead of only the processing and shipping charges. As a result of correcting the error, the Company’s net income for the quarter ended September 30, 2004 increased by $281,531 ($0.04 per share diluted) to $2,261,133 ($0.29 per share diluted).

     On February 8, 2005, management tentatively concluded that the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 should no longer be relied upon because of the above-described error in such financial statements.

     On February 11, 2005, the audit committee of the board of directors of the Company (the “Audit Committee”) agreed with management’s recommendation that the financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 should be restated. The Audit Committee has discussed this conclusion with Ernst & Young LLP, the Company’s independent registered accounting firm.

     As a result of the matters described above, the Company will file an amendment to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, reflecting all necessary adjustments, prior to filing its Quarterly Report on Form 10-Q for the period ended December 31, 2004. Accordingly, the Company’s financial statements for the quarter ended September 30, 2004 should not be relied upon until such time as the Company files the 10-Q/A.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number	Description
99.1	Press Release of Friedman Industries, Incorporated dated February 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005

FRIEDMAN INDUSTRIES, INCORPORATED
By:	/s/ Ben Harper
Ben Harper
Senior Vice President - Finance

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Friedman Industries, Incorporated dated February 11, 2005.

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